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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 11, 2007


                                 NEOPHARM, INC.
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             (Exact name of registrant as specified in its charter)



      Delaware                     33-90516                51-0327886
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   (State or other               (Commission              (IRS Employer
   jurisdiction of               File Number)           Identification No.)
    incorporation)

                  1850 Lakeside Drive, Waukegan, Illinois 60085
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               (Address of principal executive offices) (Zip Code)

                                 (847) 887-0800
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240. 14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

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                                TABLE OF CONTENTS
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     Item 1.02.  Termination of a Material Definitive Agreement.


   SIGNATURE


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Item 1.02. Termination of a Material Definitive Agreement.

     On September 11, 2007, Nippon Kayaku Co., Ltd. ("NK") notified NeoPharm, Inc. (the "Company") that NK had elected to terminate the Sublicense and License Agreement (the "Agreement") between NK and the Company dated as of December 28, 2004, effective June 30, 2008. Under the terms of the Agreement, the Company had licensed NK the rights to develop the Company's drug product candidate Cintredekin Besudotox (IL13-PE38) in Japan. The notice of termination follows the decision of the U.S. FDA that an additional Phase III trial for Cintredekin Besudotox would be required before the FDA could accept a Biologics License Application filing from the Company.

     Under the terms of the Agreement, all rights of NK to the licensed technology will revert back to the Company, NK will be released from any further development obligations and the Company will retain the upfront license fee received from NK at the time the Agreement was entered into.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEOPHARM, INC.

Dated:  September 14, 2007       By:     /s/ Laurence P. Birch
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                                         Printed Name: Laurence P. Birch
                                         Title: President and CEO